Loans	6 Months Ended
Jun. 30, 2025
Loans [Abstract]
Loans
4.	Loans

On April 3, 2025, the Company entered into a mandatory convertible loan agreement with a private investor (the “Convertible Loan Investor”), pursuant to which the Convertible Loan Investor agreed to loan Altamira Therapeutics AG (“ATAG”) CHF 300,000 ($347,942), which loan bears interest at the rate of 5% per annum and is to mature as of April 7, 2026 (the “ATAG Convertible Loan”). The outstanding loan amount, including principal and accrued interest, will convert into common shares of ATAG simultaneously with a planned financing round for ATAG involving outside investors (the “Financing Round”), with the conversion price amounting to 90% of the issue price per ATAG common share for the Financing Round. On May 19, 2025, ATAG and the Convertible Loan Investor agreed to increase the principal amount of the ATAG Convertible Loan from CHF 300,000 ($347,942) to CHF 420,000 ($487,119). After deduction of transaction costs of CHF 42,000 ($48,712), net cash proceeds amounted to CHF 378,000 ($438,407). The host contract is accounted for as a financial liability measured at amortized cost. After accounting for transaction cost amortization and foreign exchange translation, the carrying amount of the liability was $430,841 as of June 30, 2025. The embedded conversion feature is bifurcated and recognized separately as a derivative financial liability, which is measured at fair value through profit or loss. As of June 30, 2025, the fair value of the derivative was $52,957. The amendment of the loan agreement on May 19, 2025, was assessed as a substantial modification, which resulted in the recognition of a gain of $14,917 in profit or loss for the period.